UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 3, 2006
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
135 Corporate Woods, Rochester, New York 14623
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number Including Area Code: (585) 272-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 — Entry into a Material Definitive Agreement.
     Non-Employee Director Compensation
     On May 3, 2006, the Company’s Compensation Committee approved annual equity compensation for members of the Board of Directors who are not receiving compensation related to employment with the Company or any subsidiary of the Company (“Non-Employee Directors”) in consideration of their service on the Board of Directors.
     Equity compensation for the year following the Company’s annual meeting held November 2005 and for years commencing November 2006 and thereafter is as follows:
•	7,500 shares of Restricted Stock granted to each Non-Employee Director
•	2,500 shares of Restricted Stock granted to the Chairman of the Board of Directors
•	5,000 shares of Restricted Stock granted to the Lead Director
•	5,000 shares of Restricted Stock granted to the Chairman of each of the Audit Committee and the Compensation Committee
•	2,500 shares of Restricted Stock granted to the Chairman of the Research and Development Committee
     Restricted Stock awards for the year following the Company’s November 2005 annual meeting were granted at fair market value on May 3, 2006 and 1/6th of each award will vest on the last day of each month through and including October 31, 2006. Restricted Stock awards will be forfeited, to the extent not previously vested, upon termination of a person’s service as a director or if the Non-Employee Director competes with the Company. Vesting will be accelerated upon a change in control of the Company.
     Restricted Stock awards for years commencing November 2006 and thereafter will be granted at or about the time of the Company’s annual meeting in November of each year. Awards will be at fair market value on the date of the grant. 1/12th of each award will vest on the last day of each month through and including October 31 of the year after the award date. Restricted Stock awards will be forfeited, to the extent not previously vested, upon termination of a person’s service as a director or if the Non-Employee Director competes with the Company. Vesting will be accelerated upon a change in control of the Company. Directors may receive pro-rated grants for responsibilities assumed during any year at the time of such assumption.
     Additional information related to the annual equity compensation noted above, as well as the cash compensation paid to Non-Employee Directors which remains unchanged, can be found in Exhibit 10.1 to this Current Report on Form 8-K, incorporated herein by reference. The form of agreement for Restricted Stock awards to Non-Employee Directors can be found in Exhibit 10.2 to this Current Report on Form 8-K, incorporated herein by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 10.1	Summary of Compensation Arrangements for Non-Employee Directors of Harris Interactive Inc.

Exhibit 10.2	Form of Harris Interactive Inc. Restricted Stock Agreement (Non-Employee Director)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Ronald E. Salluzzo
Name:	Ronald E. Salluzzo
Title: Chief Financial Officer and Corporate Secretary (Principal Financial Officer)

Date: May 9, 2006

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Summary of Compensation Arrangements for Non-Employee Directors of Harris Interactive Inc.

10.2	Form of Harris Interactive Inc. Restricted Stock Agreement (Non-Employee Director)